                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


         WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

         WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

         WHEREAS, Group Variable Annuity Account ("Group Variable Annuity Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group annuity contracts on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable annuity contracts and certificates to be registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

         NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.


         Signature                                   Title                        Date
         ---------                                   -----                        ----


/s/Robert L. Senkler                                 Chairman of the Board,       December 13, 1999
------------------------------------------           President and Chief
     Robert L. Senkler                               Executive Officer


/s/Anthony L. Andersen                               Director                     December 13, 1999
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     Anthony L. Andersen


                                                     Director
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     Leslie S. Biller


/s/John F. Grundhofer                                Director                     December 13, 1999
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     John F. Grundhofer


/s/Robert E. Hunstad                                 Director                     December 13, 1999
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     Robert E. Hunstad


/s/Dennis E. Prohofsky                               Director                     December 13, 1999
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     Dennis E. Prohofsky

                                                     Director
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     Michael E. Shannon


/s/William N. Westhoff                               Director                     December 13, 1999
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     William N. Westhoff


/s/Frederick T. Weyerhaeuser                         Director                     December 13, 1999
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     Frederick T. Weyerhaeuser